EXHIBIT 99.1

Contacts:

Jeremy Price                                           Fredda Malkoff
Manager, Investor Relations                            Account Director
BioMarin Pharmaceutical Inc.                           Feinstein Kean Healthcare
(415) 884-6777                                         (617) 577-8110
jprice@biomarinpharm.com                               fmalkoff@fkhealth.com

For Immediate Release:

                     BioMarin Creates Science Advisory Board

          Eight Renowned Experts In Clinical Medicine and Applied Research to Advise Company on Scientific Endeavors

Novato, CA, July 8th, 2002 - BioMarin Pharmaceutical Inc. (Nasdaq and Swiss SWX New Market: BMRN) today announced that it has established a Science Advisory Board (SAB) comprised of leading scientists and physicians. The SAB's combined expertise in diverse areas such as medical genetics and pediatrics, brain research and neurology, cardiovascular surgery and heart disease, biomedical engineering and drug delivery, gastrointestinal and liver diseases, as well as chemical engineering and process development will provide BioMarin management with critical scientific and strategic input as the Company continues to develop its pipeline of enzyme therapeutics.

Fredric D. Price, BioMarin's Chairman and CEO, said, "The creation of BioMarin's inaugural Science Advisory Board coincides with a new stage of development for the Company. Over the past 18 months, we have been evaluating new markets that we believe can benefit from our mission to develop enzyme treatments for life-threatening diseases and conditions. A combination of in-house research efforts and strategic acquisitions has already provided us with vital new programs in cardiovascular surgery and the delivery of therapeutic enzymes across the blood-brain barrier to treat neurological disorders.

"As we continue to conduct research on new enzymes and design clinical trials that will help to advance new product candidates from the investigational to the commercial stage of development, it becomes increasingly important to draw on the specific knowledge of leading members from the scientific and medical community. By leveraging the vast expertise of the eight members of our Science Advisory Board, BioMarin's management will be in an even stronger position to evaluate current and future opportunities and to deliver on their potential.

"Our board of directors and members of management welcome these distinguished individuals to the Science Advisory Board. It is a privilege to have these eight scientists associated with BioMarin."

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The eight members of the SAB are:

o Richard Beliveau, Ph.D., Director of the Molecular Medicine Laboratory at the Charles Bruneau Cancer Centre at the Saint-Justine Hospital in Montreal, Quebec, Canada.

o Jeffrey Borer, M.D., Gladys and Roland Harriman Professor of Cardiovascular Medicine at Weill Medical College of Cornell University in New York.

o Robert Langer, Ph.D., Kenneth J. Germeshausen Professor of Chemical and Biomedical Engineering at Massachusetts Institute of Technology in Cambridge, Massachusetts.

o William Mobley, M.D., Ph.D., Professor and Chair of the Department of Neurology and Neurological Sciences at Stanford University in Palo Alto, California.

o Steven Peikin, M.D., Professor of Medicine and Head, Division of Gastroenterology and Liver Diseases at Robert Wood Johnson Medical School and Cooper Health System in Camden, New Jersey.

o David Rimoin, M.D., Ph.D., Steven Spielberg Chair of Pediatrics at Cedars-Sinai Medical Center in Los Angeles, California.

o James Swartz, D. Sc., Professor in the Department of Chemical Engineering at Stanford University.

o John Urquhart, M.D., F.R.C.P. (Edin), Extraordinary Professor of Pharmaco-epidemiology at Maastricht University in the Netherlands.

Phyllis   Gardner,   M.D.,   Associate   Professor  of  Medicine  and  Molecular
Pharmacology at the Stanford University School of Medicine and member of BioMarin's board of directors, will be an ex-officio member of the SAB and will serve as the primary liaison between the board of directors and the SAB.

More detailed biographies on all eight members of the SAB are available on the following pages.

BioMarin    Pharmaceutical    Inc.    specializes   in   the   development   and
commercialization   of   therapeutic   enzyme   products   to   treat   serious,
life-threatening diseases and other conditions.

This press release contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc. including the possible future development of its product candidates and programs. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Results may differ materially depending on the progress of BioMarin's product programs, the actual results of the current and planned clinical trials, actions of regulatory authorities, availability of capital, future actions in the pharmaceutical market and developments by competitors, and those factors detailed in BioMarin's filings with the Securities and Exchange Commission such as 10Q, 10K and 8K reports. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.
                                   # # #

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BioMarin Science Advisory Board Members

Richard Beliveau, Ph.D.
Director of the Molecular Medicine Laboratory
Charles Bruneau Cancer Centre at the Saint-Justine Hospital

Dr. Richard Beliveau is the Director of the Molecular Medicine Laboratory at the Charles Bruneau Cancer Centre at the Saint-Justine Hospital. He is also Professor of Biochemistry at the University of Quebec in Montreal and Associate Professor at the Faculty of Medicine at the University of Montreal. Furthermore, he is a member of the Neuro-Oncology Unit of Notre-Dame Hospital in Montreal, the Canadian Brain Tumor Network, and the Membrane Transport Research Unit in Montreal. His research activities are funded by the Natural Sciences and Engineering Research Council of Canada (NSERC), the Canadian Institutes of Health Research (CIHR), and the Kidney Foundation of Canada. Dr Beliveau is the author of more than 150 articles published in international scientific journals as well as over 300 abstracts. His main research interests concern the blood-brain barrier, brain tumors, angiogenesis, and cancer. He completed his Ph.D. in biochemistry at Laval University and received his B.S. in biochemistry at the University of Quebec at Three Rivers.

Jeffrey Borer, M.D.
Gladys and Roland Harriman Professor of Cardiovascular Medicine
Weill Medical College of Cornell University

Jeffrey Borer, M.D., is the Gladys and Roland Harriman Professor of Cardiovascular Medicine at Weill Medical College of Cornell University and holds secondary appointments as Professor of Cardiovascular Medicine in Radiology and Professor of Cardiovascular Medicine in Cardiothoracic Surgery at the same institution. Administratively, he is Chief, Division of Cardiovascular Pathophysiology and Director, the Howard Gilman Institute for Valvular Heart Diseases, also at Weill-Cornell. In the early 1970s, while at the NIH, Dr. Borer was a primary developer of nitroglycerin for acute myocardial infarction.
Subsequently, with two physicist colleagues, he developed radionuclide cineangiography (now employed throughout the world in cardiovascular testing). In recent years, Dr. Borer has focused on defining the cellular and molecular biology of heart failure in volume overload states, applying radiolabeled ligand imaging in interrogating these processes, and developing prognostication strategies in valvular heart diseases. He has authored more than 300 scientific papers and book chapters, three books (including Cardiovascular Drug Development) and holds one drug development patent. Currently, he is Chairman, Cardio-Renal Advisory Committee, US FDA, Chairman, NASA-NIH Biomedical and
Behavioral Research Subcommittee, Editor-in-Chief, Advances in Cardiology (Karger) and Editorial Board member of nine peer-reviewed journals. Dr. Borer received his undergraduate degree at Harvard University and his M.D. at Cornell University.

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Robert Langer, Ph.D.
Kenneth J. Germeshausen Professor of Chemical and Biomedical Engineering Massachusetts Institute of Technology

Robert Langer, Ph.D. is the Kenneth J. Germeshausen Professor of Chemical and Biomedical Engineering at the Massachusetts Institute of Technology. He is the Chairman of the US FDA's SCIENCE Board, the FDA's highest advisory board. Dr. Langer has written 704 articles, 400 patents and 420 abstracts. Dr. Langer's patents have been licensed or sublicensed to over 80 pharmaceutical, chemical, biotechnology and medical device companies. In 1989, Dr. Langer was elected to the Institute of Medicine of the National Academy of Sciences, and in 1992, he was elected to both the National Academy of Engineering and to the National Academy of Sciences. He has served, at various times, on eight boards of directors and 20 Scientific Advisory Boards of such companies as Alkermes, Mitsubishi Pharmaceuticals, Warner-Lambert, and Guilford Pharmaceuticals. He received his Bachelor's Degree from Cornell University in 1970 and his Sc.D. from the Massachusetts Institute of Technology in 1974, both in chemical engineering.

William Mobley, M.D., Ph.D.
Professor and Chair of the Department of Neurology and Neurological Sciences Stanford University

William Mobley, M.D., Ph.D. is Professor and Chair of the Department of Neurology and Neurological Sciences at Stanford University. Since 1997, he has been the Chair of the Department of Neurology and Neurological Sciences at Stanford University and holds the John E. Cahill Family Endowed Chair. He also serves as co-Director of the Stanford Brain Research Institute. His laboratory studies the signaling biology of neurotrophic factors in the normal brain and in animal models of neurodegenerative disorders, such as Alzheimer's disease and Down syndrome. He is the recipient of both the Zenith Award and the Temple Award from the Alzheimer's Association and is a Fellow of the Royal College of Physicians. Dr. Mobley serves as Editor of the Neurobiology of Disease, as a member of the American Society for Experimental Neurotherapeutics, and as President of the Association of University Professors of Neurology. After completing undergraduate training in Chemistry and Zoology at the University of Nebraska at Lincoln, Dr. Mobley received his M.D. and a Ph.D. in Neuroscience from Stanford University.

Steven Peikin, M.D.
Professor of Medicine and Head, Division of Gastroenterology and Liver Diseases Robert Wood Johnson Medical School and Cooper Health System

Steven Peikin, M.D. is Professor of Medicine and Head, Division of Gastroenterology and Liver Diseases at the Robert Wood Johnson Medical School and Cooper Health System in Camden, N.J. Dr. Peikin is board certified in internal medicine and gastroenterology. He completed a residency in internal medicine at the University of California at San Francisco, a research fellowship in gastroenterology at the Digestive Disease Branch, NIAMDD, NIH and a clinical

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fellowship in gastroenterology at the Massachusetts General Hospital and Harvard
Medical School. In 1979 he joined the faculty of Jefferson Medical College as an Assistant Professor of Medicine and Pharmacology. He was promoted to Associate Professor with tenure and Acting Head of the Division of Gastroenterology before taking his current position at Robert Wood Johnson, which he has held since 1992. Dr. Peikin's research interest involves gastrointestinal hormones and their effect on various target tissues. He is well recognized for his pioneering work in understanding the role of the hormone cholecystokinin in regulating satiety and is the author of more than 75 publications and four books in the area of gastroenterology. Dr. Peikin graduated with a B.A. in mathematics from Temple University in Philadelphia in 1969 and earned an M.D. from Jefferson Medical College of Thomas Jefferson University in 1974.

David Rimoin, M.D., Ph.D.
Steven Spielberg Chair of Pediatrics
Cedars-Sinai Medical Center

David Rimoin, M.D., Ph.D. has held the following positions since joining Cedars-Sinai Medical Center, Los Angeles in 1986: the Steven Spielberg Chair of Pediatrics, Chairman of the Department of Pediatrics, and Director of the Medical Genetics - Birth Defects Center. He is also professor of Pediatrics, Medicine and Human Genetics at UCLA and director of the UCLA intercampus medical genetics training program. He is an internationally renowned geneticist, recognized expert in skeletal dysplasias, and editor of Emery and Rimoin's Principles and Practice of Medical Genetics, one of the foremost textbooks in medical genetics. His lifelong work is in the area of skeletal dysplasias and therapy in bone dysplasias, and he conceived and developed an International Skeletal Dysplasia registry. In addition, Dr. Rimoin organized, founded, and was the first president of both the American Board of Medical Genetics and the American College of Medical Genetics. Dr. Rimoin obtained an M.Sc. degree and M.D. from McGill University in Montreal and a Ph.D. in human genetics from Johns Hopkins University.

James Swartz, D. Sc.
Professor, Department of Chemical Engineering
Stanford University

James Swartz, D. Sc. has been a Professor in the Chemical Engineering Department at Stanford University since 1998. His research focus is cell-free protein synthesis. Prior to moving to Stanford, he served at Genentech beginning in 1981 as a scientist and then forming and serving as Director of the Department of Fermentation Research and Process Development. In 1988 he returned to active research and development, focusing on the expression and secretion of mammalian proteins from E. coli as well as the scale-up of such processes. Prof. Swartz is a member of several professional societies and has served as program chairman and divisional chairman for the ACS Division of Biochemical Technology.
Recently, he co-chaired Biochemical Engineering X. He has also served on a National Research Council Committee to evaluate the status and needs of Bioprocess Engineering in the United States. He has been named a founding fellow of the American Institute of Medical and Biological Engineers and received the James Van Lanen Distinguished Service Award from the ACS Division of Biochemical

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Technology.  In 1999, he was elected to the National Academy of Engineering.  He has authored numerous papers and presentations and is an inventor of 16 issued U.S. Patents. Dr. Swartz earned his B.S. in chemical engineering at the South Dakota School of Mines & Technology, his Masters in chemical engineering at the Massachusetts Institute of Technology, and his Doctor of Science degree in biochemical engineering at the Massachusetts Institute of Technology.

John Urquhart, M.D., FRCP (Edin)
Extraordinary Professor of Pharmaco-epidemiology
Maastricht University

Dr. Urquhart serves as Extraordinary Professor of Pharmaco-epidemiology at Maastricht University (the Netherlands), Adjunct Professor of Biopharmaceutical Sciences at the University of California, San Francisco, and Chief Scientist at AARDEX Ltd. in Zug, Switzerland. Dr. Urquhart was Chief Scientist, President of ALZA Research, and Senior Vice President of ALZA Corporation (Palo Alto, CA) from 1971-86. Prior to joining ALZA, he was Professor of Physiology at
University  of  Pittsburgh  School  of  Medicine   (1963-70)  and  Professor  of
Biomedical Engineering at University of Southern California (1970-71). His clinical training was in general surgery at the Massachusetts General Hospital, 1959-61, followed by two years of cardiovascular and endocrine research at NIH, with James O. Davis. Since 1986, he has worked on the clinical and economic consequences of variable patient compliance with prescribed drug regimens, pioneering the development of electronic means to compile dosing histories of ambulatory patients. He co-founded APREX Corp. in the U.S. in 1986, and AARDEX Ltd. in Europe in 1995, the two leading producers of electronic monitoring products. The two firms merged in 1999. He has served as a scientific advisor or consultant to many firms, and is the recipient of numerous honors. Dr. Urquhart has co-authored three books, over 150 scientific papers, and is named as inventor on over 40 U.S. patents. Dr. Urquhart earned an M.D. from Harvard in 1959 and a B.A. from Rice in 1955, both with honors.

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